UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2007
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of	(Commission file	(I.R.S. Employer
incorporation or organization)	number)	Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.

On May 24, 2007, White Mountains Re Group, Ltd., a wholly-owned subsidiary of the registrant, issued fixed/floating perpetual non-cumulative preference shares, liquidation preference $1,000 per share (the “Preference Shares”).  The Certificate of Designation of White Mountains Re Group, Ltd., setting forth the designations, powers, preferences and rights of the Preference Shares, is attached as Exhibit 3.1 to this Form 8-K.

ITEM 9.01         Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is furnished herewith:

EXHIBIT INDEX

3.1 Certificate of Designation dated May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: May 29, 2007	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Chief Accounting Officer